EXHIBIT 23.8

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated May 17, 1999 on the financial statements of Commonwealth Scientific Corporation (and to all references to our Firm) included in this Registration Statement on Form S-4.


                                       /s/ Arthur Andersen LLP

Vienna, Virginia
March 14, 2000